                                                                    EXHIBIT 10.2



                                                                  EXECUTION COPY

                                 LOAN AGREEMENT

                        Dated as of November 18, 1994


         BIOVENSA INC., a Delaware corporation, (the "Borrower" or "Biovensa"), and CTRC RESEARCH FOUNDATION, a Texas not-for-profit corporation (the "Lender"), agree as follows:


                                    RECITALS

         WHEREAS, the Lender and its affiliates recently established the Borrower as a wholly-owned subsidiary;

         WHEREAS, the Borrower and the Lender desire to enter into an agreement whereby the Lender will loan the Borrower various sums for general corporate and working capital purposes; and

         WHEREAS, such loans will initially be structured as a revolving line of credit, and will eventually convert to a fixed term loan upon the occurrence of certain specified events.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as follows:

                                SECTION 1. LOAN

         SECTION 1.1. LOAN. Subject to the terms and conditions of this Agreement, the Lender agrees to make loans to the Borrower from time to time from the date hereof through the Maturity Date (as that term is defined in Section 7) in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000.00) (the "Commitment"). From the date hereof until the Conversion Date (such period is referred to herein as the "Revolver Period"), Lender agrees to make loans to the Borrower (the "Loan(s)") at such times and in such amounts not to exceed the Commitment, as Borrower may request. During the Revolver Period, Borrower may borrow, repay and reborrow hereunder, provided that each borrowing shall be in an amount of not less than the lesser of $10,000.00 or the remaining unused amount of the Commitment. Effective as of the Conversion Date (as that term is defined in Section 7), any Loans outstanding hereunder shall convert into a term loan and Lender shall have no further obligations to make any additional Loans to Borrower nor shall Borrower be entitled to reborrow any amounts repaid hereunder. All Loans hereunder shall be due and payable on the Maturity Date (as the term is defined in Section 7). Notwithstanding anything contained herein to the contrary, the Lender shall not be required to make a Loan if, (a) after giving effect thereto, the aggregate outstanding principal amount of all Loans hereunder would exceed the Commitment, or (b) Lender does not have sufficient funds in its possession to make such Loan.

         SECTION 1.2. NOTE. The Loans shall be evidenced by a promissory note (the "Note"), substantially in the form of Exhibit A, with appropriate insertions, dated the date hereof, payable to the order of the Lender, in the principal amount of the Commitment, and with the amounts borrowed and repaid and the balance endorsed on the grid by the Lender. The Lender shall, and is hereby authorized by the Borrower to, endorse on the schedule annexed to the Note notations with respect to each Loan specifying the date, the principal amount thereof and the date and amount of each payment of principal made by the Borrower with respect to such Loan. As long as the Lender is the holder of the
Note it may, at its option, in lieu of endorsing the grid, record such matters in its books and records. The failure of the Lender to make any such notation or recording shall not limit or otherwise affect the right of the Lender to repayment of the Loans (including interest thereon). Such notation or recording by the Lender shall be rebuttably presumptive evidence of the principal balance outstanding and interest due on the Note. The principal of the Note shall be payable in full on the Maturity Date.

         SECTION 1.3. TERMINATION. The obligation of the Lender to make Loans hereunder shall terminate immediately and without further action upon the earlier to occur of an Event of Default or the Maturity Date.

                       SECTION 2, INTEREST AND REPAYMENTS

         SECTION 2.1. INTEREST. (a) The unpaid principal amount from time to time outstanding hereunder shall bear interest from the date of the Note until paid in full, so long as no Event of Default (as hereinafter defined) has occurred and is continuing, at a rate of per annum equal to the "Frost Prime Rate" (as hereinafter defined) plus 0.5%. The "Frost Prime Rate" shall mean the rate of interest per annum announced from time to time by The Frost National Bank, San Antonio, Texas, 78295, as its "prime rate". The Lender shall determine the Frost Prime Rate on the first day of each calendar month, and such rate shall be deemed the "Frost Prime Rate" for purposes hereof for such calendar month. Any determination of the Frost Prime Rate by the Lender shall be conclusive absent manifest error.

         (b) Upon and after the occurrence of an Event of Default hereunder, and until such Event of Default shall be cured, the unpaid principal amount from time to time outstanding hereunder shall bear interest at a rate per annum equal to the Frost Prime Rate plus 3.0% provided that such interest rate shall never exceed a maximum of eighteen percent (18.0%) per annum.

         SECTION 2.2. PAYMENT OF INTEREST. Except as otherwise provided herein (for example, in the event of voluntary prepayments or mandatory prepayments, the occurrence of an Event of Default or otherwise), all accrued but unpaid interest shall be paid directly to the Lender:
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         (a)     on the first day of each January, April, July and October of each year, beginning with the later to occur (i) July 1, 1995 and (ii) the first of such dates to occur after the date of the initial Loan hereunder, at maturity and upon payment in full; and

         (b) in respect of any overdue installment of principal, interest shall be payable upon demand.

         SECTION 2.3. BASIS OF COMPUTATION. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or 366 days, as the case may be. Interest shall be calculated to include the date a Loan is made and exclude the date such Loan is paid or prepaid.

         SECTION 2.4. REPAYMENTS. (a) The Borrower agrees to pay on the first day of each January, April, July and October, commencing one year after the Conversion Date, an amount equal to one-eighth of the principal amount outstanding on the Conversion Date pursuant to the Note. The entire amount of unpaid principal and accrued but paid interest, if any, outstanding as of the Maturity Date shall become due and payable on the Maturity Date. No premium shall be payable in connection with any payment pursuant to this Section 2.4(a). The quarterly payments provided for by this Section 2.4(a) shall be in addition to the quarterly payments of interest provided for by Section 2.2.

         (b) The Borrower shall have the right, by given written notice to the Lender by not later than 5:00 p.m. (San Antonio time) on the business day preceding the date of such payment, to prepay all or any portion of the Note, without any premium or penalty.

         (c) Any principal amount of the Loans repaid during the Revolver Period may be reborrowed by the Borrower hereunder, subject to the terms and conditions hereof, prior to the Conversion Date.

         SECTION 2.5. SETOFF. At any time and without notice of any kind, any account, deposit or other indebtedness owing by the Lender or any of its affiliates to the Borrower, and any securities or other property of the Borrower delivered to or left in the possession of the Lender or any of its affiliates or nominee or bailee thereof, may be set off against and applied in payment of any obligation hereunder, whether due or not, and the Borrower hereby grants to the Lender a continuing security interest in, and assigns to the Lender, such accounts, property deposits and indebtedness as collateral security for the payment of such obligations.

                         SECTION 3. MANNER OF BORROWING

         SECTION 3.1. NOTICE OF BORROWING. The Borrower shall give a written notice of borrowing to the Lender of each requested Loan during the Revolver Period by not later than 11:00 a.m. (San Antonio time) on the fifth business day preceding the business day on which a Loan is to be made. On the requested business day of a Loan, the Lender shall make available to the Borrower the amount of such Loan by transferring the amount thereof in immediately available funds for credit to an account maintained by the Borrower as specified in the notice of borrowing.

                 SECTION 3.2. CONDITIONS PRECEDENT TO EACH LOAN

         (a) REPRESENTATIONS AND WARRANTIES. At the date of each Loan, the Borrower's representations and warranties set forth herein shall be true and correct in all material respects as at such date with the same effect as though those representations and warranties had been made on and as of such date.

         (b) No Default. At the time of each Loan, and immediately after giving effect to each Loan, the Borrower shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed, and no Event of Default or Unmatured Event of Default shall have occurrence and be continuing at the time of any Loan, or would result from the making of any Loan.

         SECTION 3.3. LOANS. The application by the Borrower for any Loan shall be deemed a representation and warranty by the Borrower that the statements in Section 3.2 are true and correct on and as of the date of each such Loan.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

         To include the Lender to make the Loans hereunder, the Borrower represents and warrants to the Lender that:

         SECTION 4.1. ORGANIZATION. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own and operate its property, to carry on its business as proposed to be conducted, to enter into this Agreement and to issue the Note as contemplated by this Agreement.

         SECTION 4.2. AUTHORIZATION: NO CONFLICT. The borrowings hereunder, the execution and delivery of the Note and the performance by the Borrower of its obligations under this Agreement and the Note have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the certificate of incorporation of the Borrower or of any agreement binding upon the Borrower.

         SECTION 4.3. LIENS. Other than agreements (a) entered into between Borrower and Lender or (b) which may be entered into pursuant to the Private Placement, none of the assets of the Borrower are subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest, except for liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings, but not involving any deposits or advances or borrowed money or the deferred purchase price of property or services.

         SECTION 4.4. ADVERSE CONTRACTS. The Borrower is not a party to any agreement or instrument or subject to any charter or other corporate restriction, nor is it subject to any judgment, decree or order of any court or governmental body, which may have a material and adverse effect on the business, financial condition, operations or business prospects of the

Borrower or on the ability of the Borrower to perform its obligations under this Agreement or the Note. The Borrower has not, nor with reasonable diligence should have had, knowledge of or notice that it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any such agreement, instrument, restriction, judgment, decree or order.

         SECTION 4.5. REGULATION U. The Borrower is not engaged principally in, nor is one of the Borrower's important activities, the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereinafter in effect.

         SECTION 4.6. LITIGATION AND CONTINGENT LIABILITIES. No litigation (including derivative actions), arbitration proceedings or governmental proceedings are pending or, to the knowledge of the Borrower, threatened against the Borrower which would (singly or in the aggregate), if adversely determined, have a material and adverse effect on the financial condition, continued operations or prospects of the Borrower.

         SECTION 4.7.  SUBSIDIARIES.  The Borrower has no subsidiaries.

         SECTION 4.8. PURPOSE. The proceeds of the Loans shall be used by the Borrower for working capital in the conduct of its business.

                              SECTION 5. COVENANTS

         Until all obligations of the Borrower hereunder and under the Note are paid and fulfilled in their entirety, the Borrower agrees that it shall comply with the following covenants, unless the Lender consents otherwise in writing:

         SECTION 5.1. CORPORATE EXISTENCE, MERGERS, ETC. The Borrower shall preserve and keep in force and effect its legal existence and all rights, franchises, licenses and privileges necessary for the conduct of its business, and will not liquidate, dissolve, or merge into or consolidate with any other entity, or sell, lease, transfer or otherwise dispose of all or a substantial part of its assets.

         SECTION 5.2. REPORTS, CERTIFICATES AND OTHER INFORMATION. The Borrower shall furnish to the Lender:

         (a) AUDITED ANNUAL STATEMENTS. Within 90 days after the end of each fiscal year of the Borrower, a copy of annual financial statements of the Borrower prepared in conformity with generally accepted accounting principals applied on a consistent basis, duly certified by independent certified public accountants of recognized standing satisfactory to the Lender, accompanied by an opinion without significant qualification of such accountants.

         (b) OTHER INFORMATION. From time to time such other information, financial or otherwise, concerning the Borrower as the Lender may reasonably request.

         SECTION 5.3. INSPECTION. The Borrower shall permit the Lender and its agents at any time during normal business hours to inspect their properties and to inspect and make copies of their books and records.

         SECTION 5.4. INDEBTEDNESS. Unless the Lender shall give its prior written consent, the Borrower shall not incur, permit to remain outstanding, assume or in any way become committed for Indebtedness, except (i) Indebtedness incurred hereunder or pursuant to the Private Placement, and (ii) accounts payable arising in the Borrower's ordinary course of business which are paid upon customary and usual terms and as to which no interest or other charge is payable.

         SECTION 5.5. LIENS. Unless the Lender shall give its prior written consent, during the term of this Agreement and until the Note is paid in full, the Borrower shall not create, suffer or permit to exist any mortgage, lien, security interest, pledge or other encumbrance of any kind or nature upon any of its assets now or hereafter owned or acquired, or acquire or agree to acquire any property or assets of any character under any conditional sale agreement or other title retention agreement, but this Section shall not be deemed to apply to any liens arising pursuant to the Private Placement, or any liens of landlords, contractors, laborers or supplymen, tax liens or liens securing performance or appeal bonds or other similar liens or charges arising out of the Borrower's business, provided that tax liens are removed before related taxes become delinquent and other liens are promptly removed, in either case unless contested in good faith and by appropriate proceedings and as to which adequate reserves shall have been established.

         SECTION 5.6. TAXES. The Borrower shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies when due, except that no such tax, assessment, charge, levy or claim need be paid which is being contested in good faith by appropriate proceedings and as to which adequate reserves shall have been established, and as to which no foreclosure, distraint, sale or similar proceedings have commenced.

         SECTION 5.7. CONTINUANCE IN PRESENT BUSINESS. The Borrower shall continue to engage substantially in the business of manufacturing and commercially developing therapeutic agents and pharmaceutical products for the treatment of human cancer.

         SECTION 5.8. COMPLIANCE WITH THE LAW. The Borrower shall comply with all applicable laws, rules, regulations and orders, the failure to comply with which could have a material adverse impact on the business, properties, assets, operations, condition or prospects of the Borrower, including without limitation the Borrower's ability to pay or perform its obligations to the Lender hereunder or under the Notes; provided that the Borrower shall not be required to comply with any law, rule, regulation or order if the Borrower is contesting the applicability or validity thereof in good faith by appropriate proceedings, no foreclosure, distraint, sale or similar proceedings have commenced, and the Borrower has established adequate reserves with respect thereto in accordance with generally accepted accounting principles.

         SECTION 5.9.  USE OF PROCEEDS.

         (a) GENERAL. The proceeds of the Loans shall be used by the Borrower for working capital in the conduct of its business and the Borrower shall not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System, as amended from time to time. If requested by the Lender, the Borrower will furnish to the Lender a statement in conformity with the requirements of Federal Reserve Form U-1 to the foregoing effect. No part of the proceeds of the Loans will be used for any purpose which violates or is inconsistent with the provisions of Regulation U or X of the Board of Governors of the Federal Reserve System.

         (b) TENDER OFFERS AND GOING PRIVATE. The Borrower shall not use (or permit to be used) any proceeds of the Loans to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or any regulations or rulings thereunder.

                               SECTION 6. DEFAULT

         SECTION 6.1. EVENTS OF DEFAULT. Each of the following occurrences is hereby defined as an "Event of Default":

         (a) Default in the due and punctual payment of any interest due under the Note and the continuation thereof for five (5) calendar days; or

         (b) Default in the due and punctual payment of any principal due under the Note; or

         (c) Any representation, warranty, certificate, financial statement, report, notice or other writing furnished by or on behalf of the Borrower to the Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, or deemed to be stated or certified; or

         (d) The Borrower shall fail to comply with any provision hereof, which failure does not otherwise constitute an Event of Default, and such failure shall continue for thirty (30) days after written notice thereof to the Borrower by the Lender; or

         (e) Any suit, action or other proceeding (judicial or administrative) commenced against the Borrower, or with respect to any assets of the Borrower, shall threaten to have a material and adverse effect on the future operations of the Borrower; or a final judgment or settlement in excess of $50,000.00 shall be entered in, or agreed to in respect of, any such suit, action or proceeding and any such judgment shall not be effectively bonded, vacated, discharged, stayed on appeal or otherwise contested in good faith by appropriate proceedings within thirty (30) days after the entry thereof; or

         (f)     The Borrower shall be dissolved or terminated; or

         (g) The Borrower shall: (i) become insolvent; or (ii) be unable, or admit in writing its inability, to pay its debts as they mature; or (iii) make a general assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its property; or (iv) be adjudicated a bankrupt; or (v) file a petition in bankruptcy or to effect a plan or other arrangement with creditors; or (vi) file an answer to a creditor's petition (admitting the material allegations thereof) for an adjudication of bankruptcy or to effect a plan or other arrangement with creditors; or (vii) apply to a court for the appointment of a receiver or similar official appointed for any of its assets; or (viii) have a receiver or similar official appointed for any of its assets, or, if such receiver or similar official is appointed without the consent of the Borrower, such appointment shall not be discharged within sixty (60) days after his appointment; or (ix) a petition described in (v) is filed against the Borrower and remains undismissed for a period of sixty (60) consecutive days.

         SECTION 6.2. REMEDIES. Upon the occurrence of any Event of Default set forth in subsections (a)-(f) of Section 6.1 and during the continuance thereof, the Lender may declare the Note and any other amounts owed to the Lender to be immediately due and payable, whereupon the Note and any other amounts owed to the Lender shall forthwith become immediately due and payable. Upon the occurrence of any Event of Default set forth in subsection (g) of
Section 6.1, the Note and any other amounts owed to the Lender shall be immediately and automatically due and payable without action of any kind on the part of the Lender or any other holder of the Note. The Borrower expressly waives presentment, demand, notice or protest of any kind in connection herewith. The Lender shall promptly give the Borrower notice of any such declaration, but failure to do so shall not impair the effect of such declaration. No delay or omission on the part of the Lender in exercising any power or right hereunder or under the Note shall impair such right or power or be construed to be a waiver of any Event of Default or any acquiescence therein, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof, or the exercise of any other power or right.

                             SECTION 7. DEFINITIONS

         "Conversion Date" shall mean the initial closing date of the transaction(s) referred to herein as the Private Placement.

         "Indebtedness" shall mean all current and noncurrent liabilities of the Borrower, including without limitation (i) obligations for borrowed money,
(ii) obligations representing the deferred purchase price of property, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by the Borrower, (iv) all obligations of the Borrower, whether direct or contingent, arising under or in connection with letters of credit and banker's acceptances,
(v) any obligation which is secured or which is evidenced by a note, acceptance or other instrument, (vi) capitalized lease obligations, and (vii) accounts payable of the Borrower.

         "Maturity Date" shall mean the earlier to occur of (a) December 31, 1998 or (b) three years subsequent to the Conversion Date.

         "Private Placement" shall mean a transaction, or series of related transactions whereby Biovensa receives at least Four Million Dollars $4,000,000 in the aggregate from unaffiliated third parties in exchange for equity securities issued and sold to such third parties by Biovensa.

         "Subsidiary" shall mean a corporation of which more than 50% of the outstanding capital stock ordinarily entitled to vote for the election of directors is owned directly or indirectly by the Borrower.

         "Unmatured Event of Default" shall mean an event which would become an Event of Default with notice or the passage of time or both.

                            SECTION 8. MISCELLANEOUS

         SECTION 8.1. WAIVER OF DEFAULT. The Lender may, by written notice to the Borrower, at any time and from time to time, waive any default in the performance or observance of any condition, covenant or other term hereof, or any Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Lender and the Borrower shall be restored to their former position and rights hereunder and under the Note, respectively, and any default or Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any right consequent thereon or to any subsequent or other default or Event of Default.

         SECTION 8.2. NOTICES. All notices, requests, demands or other communications to or upon a party hereto shall be in writing and shall be delivered by mail, sent by courier or by telecopy or personally delivered to such party at its address set forth below, or at such other address as to which such party may hereafter notify the others in writing.

         If to the Borrower:

         Biovensa Inc.
         14960 Omicron
         San Antonio, Texas 78245
         Attn: Richard L. Love
         Facsimile No.: (210) 677-6080

         If to the Lender:

         CTRC Research Foundation
         14960 Omicron
         San Antonio, Texas 78245
         Attn: Anita I. Busquets
         Facsimile No.: (210) 677-0058

Any notice shall be deemed given, if mailed properly addressed, on the fifth business day after the placing thereof in the United States mail, postage prepaid; if transmitted by telecopier, when receipt is acknowledged; if personally delivered, at the time delivered by hand; and if sent by overnight courier, the next succeeding business day after timely delivery to the courier.

         SECTION 8.3. NONWAIVER: CUMULATIVE REMEDIES. No failure to exercise, and no delay in exercising, on the part of the Lender of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 8.4. SURVIVAL OF AGREEMENTS. All agreements, representations and warranties made herein shall survive the delivery of the Note and the making of the Loans hereunder and shall expire upon payment in full of the Borrower's obligations hereunder and under the Note.

         SECTION 8.5. SUCCESSORS. This Agreement shall, upon execution and delivery by the Borrower, and acceptance by the Lender, become effective and shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of the Lender.

         SECTION 8.6. CAPTIONS. Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement.

         SECTION 8.7. SINGULAR AND PLURAL. Unless the context requires otherwise, whenever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others where appropriate.

         SECTION 8.8. COUNTERPARTS. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 8.9. INDEMNITY. Without limiting any other provision of this Agreement, the Borrower agrees to indemnify, hold harmless and reimburse the Lender and its directors, officers, employees, attorneys and agents ("Indemnified Parties") for, from and against any and all losses, claims, liabilities, suits, actions, proceedings and expenses (including without limitation reasonable attorneys' fees, legal costs and expenses, and reasonable time charges of attorneys who may be employees of the Lender) incurred or paid by it or any of them as a result of or in connection with any actions taken or omitted to be taken pursuant to this Agreement, except such as may result solely and directly from the gross negligence or willful misconduct of such Indemnified Party.

         SECTION 8.10. CONSTRUCTION. This Agreement, the Note and any document or instrument executed in connection herewith shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Texas, and shall be deemed to have been executed in the State of Texas.

         SECTION 8.11. SUBMISSION TO JURISDICTION: VENUE. TO INDUCE THE LENDER TO MAKE THE LOAN, AS EVIDENCED BY THE NOTE AND THIS AGREEMENT, THE BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE NOTE OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN BEXAR COUNTY, TEXAS. THE BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN BEXAR COUNTY, TEXAS. THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT AGAINST THE BORROWER BY THE LENDER IN ACCORDANCE WITH THIS SECTION OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                         BIOVENSA INC.

                                         /s/ RICHARD L. LOVE
                                         ---------------------------------
                                         By: Richard L. Love
                                         Its: President


                                         CTRC RESEARCH FOUNDATION


                                         /s/ ANITA I. BUSQUETS
                                         ---------------------------------
                                         By: Anita I. Busquets
                                         Its: Chief Operating Officer

                                   EXHIBIT A

                                      NOTE
$500,000.00                                                  San Antonio, Texas
                                                             November  18 , 1994

         FOR VALUE RECEIVED, on or before the Maturity Date, (as that term is defined in the Loan Agreement referred to in the next paragraph), Biovensa Inc., a Delaware, corporation promises to pay to the order of CTRC Research Foundation (the "Lender") at its office at 14960 Omicron, San Antonio, Texas 78245, the lesser of the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), or the amount outstanding as endorsed on the grid attached to this Note (or recorded in the Lender's books and records, if the Lender is the holder hereof). Such notation or recording by the Lender shall be rebuttably presumptive evidence of the principal balance due on this Note.

         This Note evidences indebtedness incurred under, and is subject to, the terms and provisions of a Loan Agreement dated as of November 18 , 1994 (and, if amended, all amendments thereto) between the undersigned and the Lender (the "Loan Agreement"). The undersigned promises to pay interest at the rate or rates and times established under the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of its terms, definitions and provisions, including those under which this Note is required to be and may be paid prior to its due date or have its due date accelerated, and this Note is expressly subject to the terms and conditions of the Loan Agreement.

         Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

         The undersigned agrees to pay or reimburse the Lender and any other holder hereof for all costs and expenses of seeking advice in regard to, preparing any amendments to or waivers under, enforcing, and preserving its rights under this Note or any document or instrument executed in connection herewith (including legal fees and reasonable time charges of attorneys who may be employees of the Lender, whether in or out of court, in original or appellate proceedings or in bankruptcy). The undersigned irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

         This Note is made under and governed by the internal laws of the State of Texas, and shall be deemed to have been executed in the State of Texas.

                                       BIOVENSA INC.


                                       -------------------------------
                                       By: Richard L. Love
                                       Its: President

                                       CTRC RESEARCH FOUNDATION


                                       -------------------------------
                                       By: Anita I. Busquets
                                       Its: Chief Operating Officer

                        LOAN AND PAYMENTS OF PRINCIPAL



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                                AMOUNT OF
              AMOUNT OF       PRINCIPAL PAID       UNPAID PRINCIPAL     NOTATION
DATE            LOAN            OR PREPAID              BALANCE         MADE BY
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

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